UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

REPLIGEN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Repligen Corporation (the “Company”) was held on May 16, 2024. Proxies were solicited pursuant to the Company’s proxy statement filed on April 1, 2024 (as supplemented), with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Proxy Statement”). The number of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 55,838,548. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 52,870,700, representing 94.68% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s shareholders at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders were asked to vote on the following matters:

i.	to elect the nine (9) directors identified in the Proxy Statement;

ii.	to consider and ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

iii.	to consider and act upon a non-binding, advisory vote to approve the compensation of the Company’s named executive officers.

The voting results reported below are final.

Proposal 1 - Election of the Board of Directors

Tony J. Hunt, Karen A. Dawes, Nicolas M. Barthelemy, Carrie Eglinton Manner, Konstantin Konstantinov, Ph.D., Martin Madaus, D.V.M., Ph.D., Rohin Mhatre, Ph.D., Glenn P. Muir, and Margaret A. Pax were duly elected to the Board. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Tony J. Hunt	49,451,347	34,608	49,454	3,335,291
Karen A. Dawes	46,716,865	2,770,270	48,274	3,335,291
Nicolas M. Barthelemy	47,873,168	1,612,070	50,171	3,335,291
Carrie Eglinton Manner	49,392,147	95,997	47,265	3,335,291
Konstantin Konstantinov, Ph.D.	48,360,681	1,124,367	50,361	3,335,291
Martin Madaus, D.V.M., Ph.D.	45,950,040	3,534,764	50,605	3,335,291
Rohin Mhatre, Ph.D.	49,290,001	195,180	50,228	3,335,291
Glenn P. Muir	48,280,711	1,204,396	50,302	3,335,291
Margaret A. Pax	49,475,139	12,749	47,521	3,335,291

Proposal 2 - Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	50,203,147	2,635,812	31,741	0

Proposal 3 - Advisory Vote on Compensation of the Named Executive Officers

The compensation paid to the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	46,636,342	2,832,814	66,253	3,335,291

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Dated: May 17, 2024	By:	/s/ Tony J. Hunt
Tony J. Hunt
Chief Executive Officer